UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                November 5, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


          1- 4682                                            22-1326940
 (Commission File Number)                      (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition

     On November 5, 2007, Thomas & Betts Corporation, a Tennessee corporation ("Company"), announced the completion of the merger of The Lamson & Sessions Co. ("Lamson & Sessions"), an Ohio corporation, and its wholly owned subsidiary T & B Acquisition II Corp. (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of August 15, 2007 (the "Merger Agreement"). As a result of the Merger, Lamson & Sessions became the surviving wholly owned subsidiary of the Company.

     Under the terms of the Merger Agreement, each share of Lamson & Sessions common stock outstanding at the effective time of the Merger was converted into the right to receive $27.00 as Merger consideration. The total consideration paid, which was obtained by the Company through bank financing, was approximately $450 million.

     Lamson & Sessions also declared a special dividend of $.30 per share payable upon the closing of the Merger. Holders of each share of Lamson & Sessions common stock received the special dividend with the Merger consideration.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired:

     Within 71 calendar days after the date this initial Current Report is filed, the Company will file the financial statements of the businesses acquired as an amendment to this Form 8-K, in accordance with subsection (a) of this Item
9.01 and Section 210.3-05 of Regulation S-X.


(b)  Pro Forma Financial Information:

     The Company is currently developing unaudited pro forma financial statements including the Company's pro forma balance sheet as of December 31, 2006, the Company's pro forma statement of operations for the year ended December 31, 2006 and the Company's pro forma statement of operations for the six months ended June 30, 2007. Within 71 calendar days after the date this initial Current Report is filed, the Corporation will file the pro forma financial statements as an amendment to this Form 8-K, in accordance with subsection (b) of this Item 9.01 and Section 210.3-05 of Regulation S-X.

(d) Exhibits

    Exhibit No.     Description
    -----------     -----------

        99.1        Press Release issued by the Company, dated November 5, 2007.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Thomas & Betts Corporation
                                                   (Registrant)


                                                   By: /s/ W. David Smith, Jr.
                                                   -----------------------------
                                                   W. David Smith, Jr.
                                                   Assistant General Counsel and
                                                   Assistant Secretary


Date:  November 5, 2007

                                  Exhibit Index

    Exhibit No.     Description
    -----------     -----------

        99.1        Press Release issued by the Company, dated November 5, 2007.